SECOND AMENDMENT TO AMENDED AND RESTATED
                              REVOLVING CREDIT AGREEMENT


               This SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is entered into as of April 30, 1997, by and among AVONDALE INDUSTRIES, INC., a Louisiana corporation (the "Company"), the various financial institutions signatory hereto (collectively, the "Banks", and, individually, a "Bank"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Banks (the "Agent"). Words and phrases having defined meanings in the Credit Agreement referred to below shall have the same respective meanings when used herein, unless otherwise expressly defined herein.

                                 W I T N E S S E T H:

               WHEREAS, the parties hereto have entered into an Amended and Restated Revolving Credit Agreement dated as of January 28, 1997 as amended by that certain First Amendment thereto dated as of March 14, 1997 (collectively, the "Existing Agreement" and, as amended by this Amendment, the "Credit Agreement"), relating to a revolving credit facility in an amount not to exceed $85,000,000 for the Company's ongoing working capital and general corporate needs; and

               WHEREAS, the Company has requested that the Banks agree to certain amendments and modifications to the terms of the Existing Agreement;

               NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for other consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. Amendment to the Existing Agreement. Subject to and conditioned upon the fulfillment of each of the conditions precedent set forth in Section 3 hereof, the Existing Agreement is hereby amended as follows: Section 6.11 of the Existing Agreement is hereby amended to delete the terms thereof in their entirety and to insert the following therefor:

                    Section 6.11. Delivery of Assignment of Claims Notices. Except as provided in the next sentence of this Section 6.11, within 30 days after executing any contract with any Governmental Authority of the United States, including, without limitation, the Department of Navy, providing for aggregate payments to the Company or any Subsidiary Guarantor of $1,000,000 or more, the Company shall, and shall cause each
               Subsidiary Guarantor party thereto, to assign such contract to the Agent and deliver a Notice of Assignment with respect to such contract which has been sent to the United States government pursuant to the Assignment of Claims Act of 1940 as amended (31 U.S.C. 3727, 41 U.S.C. 15) and acknowledged by the appropriate administrative contracting officer, and disbursing officer, and if applicable, any surety on any bond applicable to such contract. On or before May 31, 1997, the Company shall assign the LPD-17 Contract to the Agent and deliver a Notice of Assignment with respect to the LPD-17 Contract which has been sent to the United States government pursuant to the Assignment of Claims Act of 1940 as amended (31 U.S.C. 3727, 41 U.S.C. 15) and acknowledged by the appropriate administrative contracting officer, and disbursing officer, and if applicable, any surety on any bond applicable to the LPD-17 Contract.

               2. Conditions Precedent to Effectiveness of Amendments and Consents. The amendments and modifications set forth in Section 1 hereof shall become effective upon, and are expressly conditioned upon, the fulfillment of each of the following conditions precedent:

                    (a)  Amendment.   The  Agent  shall have received  this
          Amendment, duly executed and delivered by an authorized officer of the Company and each of the Banks.

                    (b) Subsidiary Guarantor Consent. The Agent shall have received (with a copy for each of the Banks) from each of the Subsidiary Guarantors a reaffirmation of the Subsidiary Guarantee executed by it in the form attached hereto.

                    (c) Material Adverse Change. In the opinion of the Banks (as evidenced by their execution of this Amendment), no event or condition shall have occurred or exist which could reasonably be expected to have a Material Adverse Effect.

                    (d) Other Documents. The Agent shall have received such other documents, instruments and agreements as it shall have reasonably requested in connection with the transactions contemplated by this Amendment.

               3. Representations, Warranties and Covenants. In order to induce the Agent and the Banks to enter into this Amendment, the Company hereby represents, warrants and covenants to the Agent and the Banks as follows:

                    (a) The execution, delivery and performance by the Company of this Amendment (i) are within the Company's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction or of the Certificate or Articles of Incorporation or By-Laws of the Company, (v) do not contravene, or constitute a default under, any agreement, judgment, injunction, order, decree, indenture, contract, lease, instrument or other commitment to which the Company is a party or by which the Company or any of its assets are bound and (vi) will not result in the creation or imposition of any Lien upon any asset of the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company is a party or by which it or any of its assets may be bound or affected.

                    (b) This Amendment and the Credit Agreement are the legal, valid and binding obligations of the Company, and are enforceable against the Company in accordance with their terms.

                    (c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on the date hereof, except to the extent that such representations expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

                    (d) No Default or Event of Default has occurred and is continuing.

               4. Reference to and Effect Upon the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Existing Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Existing Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby.

               5. Reaffirmation; Expenses. The Company hereby reaffirms to the Agent and each of the Banks that, except as modified hereby, the Credit Agreement and all of the Loan Documents remain in full force and effect and have not been otherwise waived, modified or amended. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. The Company acknowledges that all reasonable legal fees and expenses of the Agent related to this Amendment shall be paid by the Company.

               6.   Confirmation  of  Collateral  Documents.   The  Company
          hereby  (a)  ratifies  and confirms  its  obligations  under  the
          Collateral Documents and acknowledges and agrees that the Collateral Documents to which the Company is a party are the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms; and (b) agrees that the Obligations (for purposes of each of such Collateral Documents) shall include, without limitation, the Obligations under and as defined in the Credit Agreement as amended by this Amendment.

               7.   Choice of Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
          INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY, THE SUBSIDIARIES, THE AGENT AND THE BANKS IN CONNECTION WITH THIS AMENDMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS.

               8.   Counterparts.  This Amendment may be executed in one or
          more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, and if so delivered shall be deemed to be delivered with the intention that they shall have the same effect as an original counterpart hereof. Any party delivering any such counterpart by telecopy shall promptly forward to the Agent an original counterpart hereof.

                               [Signature Pages Follow]

               IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                        AVONDALE INDUSTRIES, INC.


                                        By: /s/ Thomas M. Kitchen
                                            ---------------------
                                        Name:   Thomas M. Kitchen
                                        Title:  Vice President


                               [SIGNATURES CONTINUED ON
                                 THE FOLLOWING PAGE]

                                        BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION,
                                           as Agent


                                        By:  /s/ W. Thomas Barnett
                                             ---------------------
                                        Name:    W. Thomas Barnett
                                        Title:   Vice President


                                        THE BANKS:

                                        BANK OF AMERICA ILLINOIS


                                        By:  /s/ W. Thomas Barnett
                                             ---------------------
                                        Name:    W. Thomas Barnett
                                        Title:   Vice President


                               [SIGNATURES CONTINUED ON
                                 THE FOLLOWING PAGE]

                                        WHITNEY NATIONAL BANK



                                        By:  /s/ Elmer H. Hemphill, Jr.
                                             --------------------------
                                        Name:    Elmer H. Hemphill, Jr.
                                        Title: Senior Vice President


                               [SIGNATURES CONTINUED ON
                                 THE FOLLOWING PAGE]

                                        ABN-AMRO BANK, N.V.


                                        By:  /s/
                                        Name:
                                        Title:


                               [SIGNATURES CONTINUED ON
                                 THE FOLLOWING PAGE]

                                        FIRST    NATIONAL    BANK   OF
                                        COMMERCE


                                        By:  /s/ A. David Kocen
                                             ------------------
                                        Name:    A. David Kocen
                                        Title:   Banking Officer


                               [SIGNATURES CONTINUED ON
                                 THE FOLLOWING PAGE]

                                       CONSENT


               By  Subsidiary  Guarantee  dated  as  of  May  10, 1994 (the
          "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Second Amendment to Amended and Restated Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                             AVONDALE GULFPORT MARINE, INC.


                                             By:     /s/ Thomas M. Kitchen
                                                     ---------------------
                                             Title:  Vice       President,
                                                     Secretary & Treasurer

          Dated as of April 30, 1997.

                                       CONSENT

               By  Subsidiary  Guarantee  dated  as  of  May  10, 1994 (the
          "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Second Amendment to Amended and Restated Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                             AVONDALE  TECHNICAL  SERVICES,
                                             INC.


                                             By:     /s/ Bruce L. Hicks
                                                     ------------------
                                             Title:  Secretary & Treasurer

          Dated as of April 30, 1997.

                                       CONSENT


               By  Subsidiary  Guarantee  dated  as  of  May  10, 1994 (the
          "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Second Amendment to Amended and Restated Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                             CRAWFORD  TECHNICAL  SERVICES,
                                             INC.


                                             By:     /s/ Bruce L. Hicks
                                                     ------------------
                                             Title:  Secretary & Treasurer

          Dated as of April 30, 1997.

                                       CONSENT


               By  Subsidiary  Guarantee  dated  as  of  May  10, 1994 (the
          "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Second Amendment to Amended and Restated Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                             GENCO INDUSTRIES, INC.


                                             By:     /s/ Bruce L. Hicks
                                                     ------------------
                                             Title:  Secretary & Treasurer

          Dated as of April 30, 1997.

                                       CONSENT


               By  Subsidiary  Guarantee  dated  as  of  May  10, 1994 (the
          "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Second Amendment to Amended and Restated Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                             AVONDALE PROPERTIES, INC.


                                             By:     /s/ Thomas M. Kitchen
                                                     ---------------------
                                             Title:  Vice   President    &
                                                     Secretary

          Dated as of April 30, 1997.

                                       CONSENT


               By  Subsidiary  Guarantee  dated  as  of  May  10, 1994 (the
          "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Second Amendment to Amended and Restated Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        AVONDALE LAND MANAGEMENT
                                             COMPANY,  a Louisiana  general
                                             partnership

                                             By  Avondale Industries, Inc.,
                                                 a general partner


                                             By:     /s/ Thomas M. Kitchen
                                                     ---------------------
                                             Name:       Thomas M. Kitchen
                                             Title:  Vice President, Chief
                                                     Financial Officer and
                                                     Secretary


                                             By  Avondale Properties, Inc.,
                                                 a general partner


                                             By:     /s/ Thomas M. Kitchen
                                                     ---------------------
                                             Name:       Thomas M. Kitchen
                                             Title:  Vice   President  and
                                                     Secretary

          Dated as of April 30, 1997.